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                                                                  EXHIBIT (c)(i)

NUMBER                                                                    SHARES

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                                     FORM OF

                     VAN KAMPEN FLEXIBLE OPPORTUNITIES FUND

         ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                                 is the owner
of

                                            *SEE REVERSE FOR CERTAIN DEFINITIONS

                                                          ----------------------

                                                              CUSIP [          ]
                                                                      --------

                                                              ------------------

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen Flexible Opportunities Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                               Dated

                     VAN KAMPEN FLEXIBLE OPPORTUNITIES FUND
                                 [DELAWARE SEAL]

 STEFANIE V. CHANG YU                                    EDWARD C. WOOD III
 VICE PRESIDENT AND                                  PRESIDENT AND PRINCIPAL
     SECRETARY                                          EXECUTIVE OFFICER

                                                          KC 002717

               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                   P.O. BOX 219286, KANSAS CITY, MO 64121-9286

                                                                  TRANSFER AGENT

                                       By
                                           -------------------------------------
                                                              AUTHORIZED OFFICER

             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                     VAN KAMPEN FLEXIBLE OPPORTUNITIES FUND

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NUMBER
KC

ACCOUNT NO.       ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                             CONFIRM DATE        BATCH I.D. NO.

                                     CHANGE NOTICE: IF THE ABOVE INFORMATION IS
                                     INCORRECT OR MISSING, PLEASE PRINT THE
                                     CORRECT INFORMATION BELOW, AND RETURN TO:

                                            VAN KAMPEN INVESTOR SERVICES INC.
                                            P.O. BOX 219286
                                            KANSAS CITY, MO 64121-9286

                                        -------------------------------------
                                        -------------------------------------
                                        -------------------------------------

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REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

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For value received,                          hereby sell, assign and transfer
unto

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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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                                                                       Shares of
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beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  --------------------------------------------

                                                                        Attorney
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to transfer the said beneficial interest on the books of the within-named
Trust with full power of substitution in the premises.

       Dated,                                           20
              -----------------------------------------    ------

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                                      Owner

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                          Signature of Co-Owner, if any

IMPORTANT     {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

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        *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants          UNIF GIFT MIN. ACT -______ Custodian _______
           in common                               (Cust)            (Minor)
                                                       under Uniform Gifts to
TEN ENT  - as tenants by                                     Minors Act
           the entireties

---------------------------
JT TEN   - as joint tenants                                (State)
           with right of sur-
           vivorship and not
           as tenants in common

    Additional abbreviations may also be used though not in the above list

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